Supplement dated December 29, 2021 to the Wilmington Funds Prospectus dated August 31,
2021, as amended November 17, 2021 (the “Prospectus”)
Effective January 1, 2022, the information in the Prospectus with respect to the Wilmington Large‑Cap Strategy Fund (the “Fund”) will be amended, supplemented or replaced as follows:
The following amends and replaces information in the sub-section entitled “Fees and Expenses” on page 1 of the Prospectus:
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Class I
Management Fee	0.25%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.12%*
Total Annual Fund Operating Expenses	0.37%
Fee Waivers and/or Expense Reimbursements(1)	(0.12)%
Total Annual Fund Operating Expenses After Fee
Waiver/Expense Reimbursement	0.25%

(1) The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class I Shares will not exceed 0.25%, not including the effects of acquired fund fees and expenses, taxes, extraordinary expenses, brokerage commissions and interest. This waiver may be amended or withdrawn after January 31, 2023, or with the agreement of the Fund’s Board of Trustees.
* Restated to reflect current fees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund’s Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the fee waiver/expense reimbursement in the first year only. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I

Expenses Assuming Redemption	$26	$107	$196	$456

Please keep this Supplement for future reference.